Exhibit 99.1

OptimizeRx Appoints Mary Varghese Presti

to Board of Directors

Microsoft Health & Life Sciences COO brings expertise in scaling healthcare platforms, commercializing new technologies, and driving operational efficiency

WALTHAM, MA – April 8, 2026 (GLOBE NEWSWIRE) – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, today announced the appointment of Mary Varghese Presti to its Board of Directors. The appointment of Varghese Presti as an independent director is in furtherance of the Company’s ongoing process to refresh and expand its Board of Directors.

Varghese Presti brings more than 25 years of experience at the intersection of healthcare, life sciences, and technology, with a track record of building and scaling platforms that translate innovation into real-world impact. She currently serves as Corporate Vice President and Chief Operating Officer of Microsoft’s Health & Life Sciences organization, where she leads operational strategy and execution for a global, high-growth business.

At Microsoft, Varghese Presti plays a central role in advancing the company’s healthcare strategy during a period of rapid transformation driven by AI. She has helped operationalize next-generation, AI-powered capabilities, including clinical and agentic technologies, that are reshaping how care is delivered, how workflows are managed, and how health systems scale. Her work focuses on enabling healthcare organizations to increase clinical capacity, improve decision-making, and deliver more connected, data-driven care.

Varghese Presti has held leadership roles across some of the most influential organizations in healthcare and technology, including Microsoft, Nuance, IBM Watson Health, athenahealth, and Pfizer. Her career uniquely spans care delivery, health policy, life sciences, and enterprise technology, giving her a cross-sector perspective on how innovation moves from concept to adoption at scale.

She brings deep experience across the M&A lifecycle, including strategic diligence, post-acquisition integration, and portfolio scaling. At Microsoft, she has been closely involved in integration efforts following the acquisition of Nuance, helping align product, operational, and commercial capabilities to scale the combined platform. Previously, at IBM Watson Health, she led a life sciences portfolio built through multiple acquisitions and played a key role in diligence efforts related to IBM’s divestiture of Watson Health to private equity ownership.

Across these roles, she has consistently led efforts to modernize product portfolios, build new businesses, and drive operational and commercial transformation in complex, regulated environments.

“Mary’s experience from deal strategy through post transaction integration, scaling platforms, commercializing innovation, and driving operational rigor at some of the world’s leading healthcare and technology companies aligns directly with our strategy,” said Steve Silvestro, Chief Executive Officer of OptimizeRx. “As we continue to evolve OptimizeRx into a more integrated, product-led platform with increasing recurring and subscription-based revenue, her perspective will be critical in helping us accelerate growth, expand our product portfolio, and deliver long-term shareholder value.”

“I’m excited to join OptimizeRx at a time when both healthcare and technology are evolving so quickly,” said Varghese Presti. “There is real opportunity to rethink how data, engagement, and intelligences come together to better support clinicians and patients. I look forward to working with the Board and leadership team to help scale the platform and build solutions that deliver meaningful impact across the healthcare ecosystem.”

Varghese Presti began her career as a pediatric nurse at Johns Hopkins, an experience that continues to shape her approach to healthcare innovation, grounded in the realities of care delivery and the importance of maintaining the human connection at the center of care.

About OptimizeRx

OptimizeRx is a leading healthcare technology company that’s redefining how life science brands connect with patients and healthcare providers. Our platform combines innovative artificial intelligence (AI)-driven tools like the Dynamic Audience Activation Platform (DAAP) and Micro-Neighborhood Targeting (MNT) to deliver timely, relevant, and hyper-local engagement. By bridging the gap between HCP and DTC strategies, we empower brands to create synchronized marketing solutions that drive faster treatment decisions and improved patient outcomes.

Our commitment to privacy-safe, patient-centric technology ensures that every interaction is designed to make a meaningful impact, delivering life-changing therapies to the right patients at the right time. Headquartered in Waltham, Massachusetts, OptimizeRx partners with some of the world’s leading pharmaceutical and life sciences companies to transform the healthcare landscape and create a healthier future for all.

For more information, follow the Company on X, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets", “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements in this press release that reflect the Company's expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to OptimizeRx’s appointment of a new Board member, and the Company’s plans to scale platforms, commercialize innovation, and drive operational rigor, to evolve into a more integrated, product-led platform with increasing recurring and subscription-based revenue, to accelerate growth, expand its product portfolio, and deliver long-term shareholder value, and to build solutions that deliver meaningful impact across the healthcare ecosystem. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions regarding the Company’s business, the economy, and other future conditions that may never materialize or may prove to be incorrect. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the Company’s success with the appointment of a new Board member, the effect of government regulation, seasonal trends, dependence on a concentrated group of customers, cybersecurity incidents that could disrupt operations, the ability to keep pace with growing and evolving technology, the ability to maintain contracts with electronic prescription platforms and electronic health records networks, competition, and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and in other filings the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

OptimizeRx Investor Relations Contact

Andy D’Silva, Chief Business Officer

adsilva@optimizerx.com

OptimizeRx Marketing Contact

Jennifer Dinkel, VP, Marketing

jdinkel@optimizerx.com

Press Inquiries

Matter Communications

optimizerx@matternow.com